Income Taxes (Details Narrative)	12 Months Ended
Mar. 31, 2025
Income Tax Disclosure [Abstract]
Income tax description	On 21 March 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on 28 March 2018 and was gazetted on the following day. Under the two-tiered profits tax rates regime, the first HKD2 million of estimated assessable profits of the qualifying group entity will be taxed at 8.25%, and estimated assessable profits above HKD2 million will be taxed at 16.5%. The profits of group entities not qualifying for the two-tiered profits tax rates regime will continue to be taxed at a flat rate of 16.5%.